                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  -------------

                                     FORM 8-K

                                  -------------

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): JULY 11, 2005



                           KERYX BIOPHARMACEUTICALS, INC.
                (Exact Name of Registrant as Specified in Charter)




         DELAWARE                      000-30929                13-4087132
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
    of Incorporation)                                       Identification No.)



                               750 LEXINGTON AVENUE
                             NEW YORK, NEW YORK 10022
                      (Address of Principal Executive Offices)

                                  (212) 531-5965
                (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act.

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

     [ ] Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ITEM 8.01.  OTHER EVENTS.

     On July 11, 2005, Keryx Biopharmaceuticals, Inc. ("Keryx") filed a registration statement on Form S-3 pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and General Instruction IV of Form S-3 (Registration No. 333-126494) (the "Rule 462 Registration Statement") registering an additional 780,000 shares of Keryx common stock. The Rule 462 Registration Statement related to the registration statement covering 5,000,000 shares of Keryx common stock on Form S-3 (Registration No. 333-119376) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") on September 29, 2004 and declared effective by the Commission on October 13, 2004. Each of the exhibits attached hereto are incorporated herein by reference and are thereby specifically incorporated by reference into the Rule 462 Registration Statement.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     The following exhibits are filed as a part of this report:

     EXHIBIT
     NUMBER     DESCRIPTION
     -------    -----------
     23.1       Consent of KPMG LLP
     23.2       Consent of Deloitte & Touche LLP




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            KERYX BIOPHARMACEUTICALS, INC.
                                            (Registrant)



Date:  July 14, 2005

                                            By:  /s/ Ron Bentsur
                                                 -----------------------
                                                 Ron Bentsur
                                                 Vice President, Finance and
                                                 Investor Relations

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                               INDEX TO EXHIBITS


     EXHIBIT
     NUMBER     DESCRIPTION
     -------    -----------
     23.1       Consent of KPMG LLP
     23.2       Consent of Deloitte & Touche LLP
